Exhibit 10.5





                          LEVEL 3 COMMUNICATIONS, INC.

                                       and

                               WILLIAM L. GREWCOCK









                             ______________________

                                Warrant Agreement

                           Dated as of March 11, 2002

                             ______________________

     WARRANT AGREEMENT (the "Agreement"), dated as of March 11, 2002, between Level 3 Communications, Inc., a Delaware corporation (the "Company"), and William L. Grewcock (the "Purchaser").

     The Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate 1,514,840 shares of its Common Stock, par value $.01 per share (the "Common Stock") (the shares of Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"). The Warrants will be issued in a single series.

     In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants (the "Holders"), the Company and the Purchaser hereby agree as follows:

     SECTION 1. Issuance of Warrants. Concurrently with the execution and delivery of this Agreement, the Company is issuing and delivering to the Purchaser Warrants to purchase 1,514,840 Warrant Shares.

     SECTION 2. Transferability and Form of Warrant.

     2.1 Registration. The Warrants shall be numbered and shall be registered on the books of the Company as they are issued. The Company shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of any Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such actual knowledge of such facts that its participation therein amounts to intentional conversion. The Warrants shall initially be registered in the name of the Purchaser.

     2.2 Form of Warrant. The text of the Warrant and of the Purchase Form shall be substantially in the form set forth in Exhibit A attached hereto. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or one of its Executive or Group Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or Assistant Secretary. The signature of any such officers on the Warrants may be manual or facsimile.


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     Warrants  bearing the  signatures of  individuals  who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrants.

     SECTION 3. Term of Warrants; Exercise of Warrants.

     3.1 Term of Warrants. Subject to the terms of this Agreement, the Holder shall have the right, which may be exercised at any time and from time to time, to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase upon exercise of such Warrant.

     3.2 Vesting. The Warrants shall be vested as of the date of this Agreement. Each Warrant shall expire at 5:00 p.m., New York City time, on June 30, 2009 (the "Expiration Date").

     3.3 Exercise of Warrants. Subject to the provisions of Section 3.4 hereof, a Warrant that is exercisable under this Agreement may be exercised upon surrender to the Company at its principal office of the certificate or certificates evidencing the Warrant or Warrants to be exercised, together with the Purchase Form on the reverse thereof duly filled in and signed, which signature (if not the Purchaser) shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., and upon payment to the Company of the Warrant Price as defined in and determined in accordance with the provisions of Section 7 hereof for the number of Warrant Shares in respect of which such Warrants are then exercised (the "Exercise Amount"). Payment of the Exercise Amount shall be made (i) by payment to the Company in cash, by certified or official bank check, or by wire transfer of the Exercise Amount, (ii) by surrender to the Company for cancellation of securities (which may include Warrant Shares received in respect of such Warrants being exercised) of the Company having a Market Price (as hereinafter defined) on the date of exercise equal to the Exercise Amount; or
(iii) by a combination of the methods described in clauses (i) and (ii) above, in each case at the option of the Holder. For purposes hereof, the term "Market Price" shall mean (1) the average of the daily closing price of a share of Common Stock or other securities of the Company, as the case may be, for the 15 consecutive trading days preceding the date the Warrant is presented for exercise on the principal national securities exchange on which the Common Stock, or securities are listed or admitted to trading or, (2) if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 15 trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, (3) if the Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the Holder; provided, however, that if pursuant to this subclause (3) such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

     Subject to Section 3.4 and Section 4 hereof, upon the surrender of a Warrant that is exercisable under this Agreement and payment of the Warrant Price as aforesaid, the Company shall cause to be issued and delivered with all reasonable dispatch (but in not event later than (i) 5 business days after payment is received if payment is made in immediately available funds or by the surrender of securities and (ii) 10 business days after payment is received if payment is not made in immediately available funds or by the surrender of securities) to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 8 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. If permitted by applicable law, to the extent that the Warrant Price consideration consists solely of securities (which may include Warrant Shares received in respect of such Warrants being exercised) of the Company, the Warrant Shares so acquired (together with the related certificate or certificates) shall be deemed to have been acquired as of the date hereof. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of less than all of the Warrant Shares purchasable on exercise at any time prior to the date of expiration of the Warrants, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant.

     3.4 Cash in Lieu of Shares Upon Exercise of Warrants. Prior to the exercise of any Warrants, the Holder shall give notice to the Company that such Holder intends to exercise all or a portion of the Warrants. Following such notice, the Company shall have the right, exercisable at its sole election, by giving notice to the Holder of such election within 10 business days of such notice, to pay to the Holder, in lieu of the issuance of the Warrant Shares which otherwise would be issued upon such exercise, and payment of the Warrant Price relating thereto, an amount equal to the product of (x) 99.8% of the difference between the Warrant Price and the current market price of the Common Stock on the date prior to the date on which the notice of exercise is given (determined as provided in Section 7.2(f)) (the "Spread") and (y) the number of shares which would have been issued upon exercise of the Warrants had the Company not made the election set forth herein. In the event the Company notifies the Holder that it does not intend to exercise its right to pay the Spread (or fails to notify the Holder of its intent within such 10 business day period), the Holder will have 60 days to obtain the funds necessary to acquire the shares of Common Stock pursuant to the Warrants and/or exercise the registration rights provided in Exhibit B. If the Holder fails to obtain the funds necessary to acquire the Common Stock within such 60 days, the requirement to provide the notices contemplated by this
Section 3.4 shall once again be applicable. If the Holder exercises the Holder's registration rights, the Holder need not pay for the Warrant Shares until such registration shall become effective and the issuance of shares of Common Stock pursuant thereto shall have been consummated. The Company shall take all actions necessary to cause the certificates representing the Warrant Shares to be issued upon exercise of such Warrants to be issued to the Holder promptly following the payment of the Warrant Price by the Holder.

     3.5 Split Up, Combination and Exchange of Warrant Certificates. At or prior to the Expiration Date, this Warrant, with or without other Warrants, may be split up, combined or exchanged for an other Warrant or Warrants, entitling the Holder to purchase a like number of Warrant Shares as such surrendered Warrant or Warrants then entitled such Holder to purchase. Any Holder desiring to split up, combine or exchange this Warrant shall make such request in writing delivered to the Company, and shall surrender the Warrant or Warrants to be split up, combined or exchanged to the Company. Thereupon the Company shall within a reasonable period of time sign and deliver to such Holder a Warrant or Warrants, as the case may be, as so requested containing such legends as are required by this Agreement and applicable law.

     3.6  Registration   Rights.  The  Purchaser  and  the  Holders  shall  have
registration rights as set forth in Exhibit B hereto with respect to the Warrant Shares.

     SECTION 4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Warrant Shares in a name other than that of the Holder of such Warrants.

     SECTION 5. Mutilated or Missing Warrants. In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the
Company will issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and an indemnity or bond, if requested, also reasonably satisfactory to it. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     SECTION 6. Reservation of Warrant Shares; Purchase and Cancellation of Warrants.

     6.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company may requisition from time to time from such transfer agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such transfer agent with duly executed stock certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 8 hereof. The Company will furnish such transfer agent a copy of all notices of adjustments and certificates related thereto. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled.

     6.2 Purchase of Warrants by the Company. In addition to its rights contained in this Agreement, the Company may, except as limited by applicable law, other agreements or herein, with the consent of the Holder, purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as the Company and such Holder may deem appropriate.

     6.3 Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the certificates evidencing the same shall thereupon be canceled and retired. The Company shall cancel any Warrant certificate surrendered for exchange, substitution, transfer or exercise in whole or in part.

     SECTION 7. Warrant Price.

     7.1 Unadjusted Warrant Price. The initial price at which Warrant Shares shall be purchasable upon exercise of Warrants shall be $8.00 per share, subject to adjustment pursuant to Sections 7.2 through 7.5 hereof (the "Warrant Price").

     7.2 Adjustments. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

          (a) Stock dividends, splits, etc. In case the Company shall at any time or from time to time after the date of this Agreement (i) declare or pay a dividend on any of its shares of Common Stock or make a distribution to all holders of shares of Common Stock in shares of Common Stock (or a series thereof), (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing company), the number of shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive solely the kind and number of shares or other securities of the Company that it would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
     (a) shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

          (b) Distribution of rights or warrants. In case the Company shall fix a record date for the issuance of rights or warrants to all holders of Common Stock (other than pursuant to the Rights Agreement, dated as of May 29, 1998, between the Company and Norwest Bank Minnesota, N.A., (now known as Wells Fargo Bank Minnesota, N.A.) as rights agent, or any successor agreement), entitling them to subscribe for or purchase shares of Common Stock at a price per share (or having a conversion price per share) that is lower on the date of issuance thereof than the then current market price per share of Common Stock (as defined in paragraph (f) below), the number of shares thereafter purchasable upon the exercise of each Warrant (at the price determined in accordance with paragraph (j) hereof) shall be determined by multiplying the number of shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible), and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate initial conversion price of the convertible securities so offered) would purchase at the then current market price per share of Common Stock. Such adjustment shall become effective immediately after the date such rights or warrants are issued, retroactive to the record date for the determination of stockholders entitled to receive such rights or warrants.

          (c) Distributions of assets. In the event the Company shall fix a record date for the distribution to all holders of its shares of Common Stock (i) evidences of its indebtedness, (ii) securities (other than Common Stock or rights or warrants of the type described in Section 7.2(a) or (b)) or (iii) assets (including extraordinary cash dividends, but excluding regular distributions, including cash dividends, paid in the ordinary course), then in each case the Warrant Price shall be adjusted to a price determined by multiplying the Warrant Price in effect immediately prior to such distribution by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (f) below) on the date of such distribution, less the then fair value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and set forth in a certified resolution of the Board of Directors) of the portion of the assets or the securities or the evidences of indebtedness so distributed applicable to one share of Common Stock, and of which the denominator shall be the then current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution, retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          (d) Issuance of Common Stock. In case the Company shall issue shares of Common Stock (excluding shares issued (i) in any of the transactions described in paragraph (a) hereof, (ii) upon conversion or exchange of securities convertible into or exchangeable for Common Stock, including the Warrants, (iii) to the Company's employees under bona fide employee benefit plans adopted by the Company, (iv) upon exercise of rights or warrants issued to the holders of Common Stock, but only if at the time of such issuance the current market price of the Common Stock is greater than or equal to the Warrant Price, (v) issued to acquire, or in connection with the acquisition of, all or any portion of a business as a going concern, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, (vi) upon exercise of rights or warrants issued in a firm commitment public offering, with an initial exercise price at least equal to the current market price at the date of issuance or (vii) in a firm commitment public offering), for a consideration per share of Common Stock less than the current market price per share of Common Stock (as defined in paragraph (f) hereof) on the date the Company fixes the offering price of such additional shares, the Warrant Price shall be adjusted immediately prior thereto by multiplying the Warrant Price in effect immediately prior to such issuance by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate consideration received (determined as provided in paragraph (g) hereof) for the issuance of such additional shares would purchase at the then current market price per share of Common Stock, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

          (e) Issuance of convertible securities. In case the Company shall issue any securities convertible into or exchangeable for Common Stock (excluding securities issued in transactions described in paragraphs
     (a)(iv), (b) and (c) hereof) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities (determined as provided in paragraph (g) hereof) less than the current market price per share of Common Stock (as defined in paragraph (f) hereof) in effect immediately prior to the issuance of such securities, the Warrant Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such securities plus the number of shares of Common Stock which the aggregate consideration received (determined as provided in paragraph (g) hereof) for such securities would purchase at the current market price per share of Common Stock, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the maximum number of shares of Common Stock deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

          Upon the termination of the right to convert or exchange such securities, the Warrant Price shall be readjusted to such Warrant Price as would have been obtained had the adjustments made upon the issuance of such convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon conversion or exchange of such securities and upon the basis of the consideration actually received by the Company (determined as provided in paragraph (g) hereof) for such securities. Such a readjustment shall not affect the number of shares issued upon the exercise of any Warrants prior to the date the readjustment is made.

          (f) Definition of market price. For the purpose of any computation under paragraphs (b), (c), (d) and (e) of this Section 7.2 and for the purpose of Section 3.4 hereof, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing price per share for the 10 consecutive trading days commencing 20 trading days before such date. The closing price for each day shall be the last sale price or, in case no such sale takes place on such day, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such trading day shares of Common

     Stock are not quoted by any such organization, the fair value of such shares on such day, as determined in good faith by the Board of Directors of the Company, shall be used.

          (g) Valuation of consideration. For purposes of any computation respecting consideration received pursuant to paragraphs (d) and (e) hereof, the following shall apply:

               (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deductions be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

               (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive and described in a certified resolution; and

               (iii) in the case of the issuance of securities  convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this paragraph (g)).

          (h)  Definition  of shares of Common  Stock.  For the purposes of this
     Section 7.2, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (ii) any other class of stock resulting from changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in Sections
     7.2 through 7.3, inclusive as they would have been applied to the Warrant Shares.

          (i) Minimum adjustment. No adjustment in the number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one half (1/2) of one percent (1%) in the number of shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph
     (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment or upon any exercise of a Warrant.

          (j) Warrant Price adjustment. Whenever the number of shares purchasable upon the exercise of each warrant is adjusted, as herein provided, the Warrant Price per share payable upon exercise of each Warrant shall be adjusted to the nearest cent by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter.

          (k) Notice of adjustment. Whenever the number of shares purchasable upon the exercise of each Warrant or the Warrant Price of such shares is adjusted, as herein provided, the Company shall promptly mail to each Holder, by first-class mail, postage prepaid, notice of such adjustment or adjustments.

          (l) Company may reduce Warrant Price or increase number of shares purchasable. The Company may at its option, at any time during the term of the Warrants, reduce the then current Warrant Price, or increase the number of shares of Common Stock purchasable upon exercise of each Warrant, to any amount deemed appropriate by the Board of Directors of the Company.

          (m) Consolidation, Merger, etc. In case the Company after the date hereof (a) shall consolidate with or merge into any other corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency ("Person") and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, shares of Common Stock or other securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or other securities (other than a capital reorganization or reclassification resulting in the issue of shares of Common Stock for which adjustment in the Warrant Price is otherwise provided in Section 7.2) (each a "Merger Event"), then, and in the case of each such Merger Event, proper provision shall be made so that, upon the basis and the terms and conditions as well as in the manner provided in this Agreement, the Holder, upon the exercise of a Warrant at any time after the consummation of such Merger Event, shall be entitled to receive (at the aggregate Warrant Price adjusted to reflect the modification of the number of Warrant Shares pursuant to this Section 7.2(m) in effect at the time of such consummation for all shares of Common Stock or other securities issuable upon such exercise immediately prior to such consummation), in lieu of the shares of Common Stock or other securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would have been entitled as a stockholder upon such consummation if such Holder had exercised the rights represented by this Warrant immediately prior thereto (or, if applicable, immediately prior to the record date established in connection with any such Merger Event), subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 7.2 through 7.5.

     In addition, for the period commencing on the date of this Agreement and terminating on the date that is the second anniversary of this Agreement, if the Company shall engage in any Merger Event wherein all of the outstanding Common Stock of the Company is acquired for consideration consisting of any property or asset other than the common stock of the acquiring company (the "Merger Consideration") (a "Special Merger Event"), the Company shall pay immediately prior to any record date for such Special Merger Event by issuing to the Holder shares of unregistered Common Stock an amount equal to the underlying value of any Warrants then held by the Holder absent the consummation of the Special Merger Event, calculated as of the record date of the Special Merger Event using a Black-Scholes derived option pricing model for a sixty (60) day historical period immediately preceding, and ending on, the record date for such Special Merger Event. In the event that a payment in the form of shares of unrestricted Common Stock is required by this Section 7.2(m) is required, it shall be a condition to the closing of any Special Merger Event that such shares of Common Stock so issued by the Company will be entitled to receive the consideration in the Special Merger Event. To the extent that the Merger Consideration consists of the common stock of the acquiring company and any other form of consideration, the payment required by this paragraph shall be pro rated in the same proportion as the common stock component of the Merger Consideration is to the other form of consideration component of the Merger Consideration.

     7.3 No Adjustment in Certain Cases. Except as set forth in Section 7.2 hereof, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

     7.4 Other Dilutive Events. If any event occurs as to which, in the good faith opinion of the Board of Directors of the Company, the provisions of this
Section 7.2 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Warrant Shares as otherwise determined pursuant to any of the provisions of this Section 7.2.

     7.5 No Impairment. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock upon the exercise of this Warrant.

     7.6 Statement on Warrants. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement, but shall be modified and replaced upon the request of the Holders thereof.

     SECTION 8. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the closing price for one share of the Common Stock, as defined in paragraph (f) of Section 7.2, on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

     SECTION 9. Rights and Notices.

     9.1 No Rights as Stockholders; Notices to Holders. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees, the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

          (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend, as such dividend may be increased from time to time) to the holders of its shares of Common Stock; or

          (b) the Company shall offer to the holders of its shares of Common Stock any cash, additional shares of Common Stock or other securities of the Company or any right to subscribe for or purchase any thereof; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed, then in any one or more of said events the Company shall give notice in writing of such event as provided in Section 10 hereof, such giving of notice to be completed at least 30 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up or the date of expiration of such offer. Such notice shall specify such record date or the date of closing the transfer books or the date of expiration, as the case may be. Failure to mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action in connection with such dividend, distribution, liquidation or winding up, or such offer.

     9.2 Reports to Holders. If at any time while any Warrants are outstanding the Company is no longer subject to the reporting requirements of Section 12 or 15 of the Securities Exchange Act of 1934, the Company will cause annual and quarterly reports to be sent to the Holders that shall contain such financial statements and other information concerning the business and affairs of the Company as would be required to permit Holders to sell securities of the Company pursuant to Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), including information required to be included in annual and quarterly reports filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 by an issuer registered therewith pursuant to Section 12 of said Act.

     SECTION 10. Notices. Any notice pursuant to this Agreement by any Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed first class, postage prepaid to the Company, at its principal office, Attention: General Counsel. Any notice pursuant to this Agreement by the Company to the Holders, shall be in writing and shall be mailed first class, postage prepaid, or otherwise delivered, to such Holders at their respective addresses on the books of the Company. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

     SECTION 11. Successors. Except as expressly provided herein to the contrary, all the covenants and provisions of this Agreement by or for the benefit of the Company and the Purchaser shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

     SECTION 12. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

     SECTION 13. Private Placement.

     The Purchaser hereby represents that:

          (a) The Purchaser understands that the offering and sale of the Warrants is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act.

          (b) To the extent that the Purchaser has employed any investment banker, broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement, the Purchaser shall be responsible for the payment of any such fees or commissions.

          (c) The Purchaser understands that the Warrants have not been, and will not be, registered under any securities laws, state or federal; that the Warrants must be held indefinitely unless they are subsequently registered under applicable securities laws or an exemption from such registration is available; that the Company is under no obligation to register the Warrants or in complying with any exemption from registration. In addition, the Purchaser understands that the Warrant Shares have not been, and may not be, registered under any securities laws, state or federal; that the Warrant Shares must be held indefinitely unless they are subsequently registered under applicable securities laws or an exemption from such registration is available; that except as provided in this Agreement, the Company is under no obligation to register the Warrant Shares or to assist in complying with any exemption from registration.

          (d) The Purchaser agrees that it will not transfer, by way of gift or otherwise, or sell the Warrants or any part thereof or the Warrant Shares, unless such Warrants or Warrant Shares, as applicable, have been registered under the Securities Act or it first obtains, at its own expense, an opinion of counsel reasonably satisfactory to the Company that the transfer of such Warrants or Warrant Shares may be effected without registration under the Securities Act, provided that no opinion shall be necessary to effect a transfer to affiliates of the Purchaser, to the extent the Purchaser or such person confirms the representations set forth in this
     Section 13.

          (e) The Purchaser is not acquiring the Warrants as a result of (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or (ii) any seminar meeting whose attendees had been invited as a result of, subsequent to, or pursuant to any of the foregoing.

          (f) The Purchaser understands that there will be no public market for the Warrants.

          (g) The Purchaser (i) has carefully evaluated the risks of investing in the Company, (ii) has no need for liquidity in this investment, and
     (iii) should it decide to exercise the Warrants, will be able to bear the substantial economic risks of an investment in the Warrant Shares.

          (h) The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable him to utilize the information made available to him in connection with the purchase of the Warrants, to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

          (i) The Purchaser acknowledges that the Company is relying upon the representations and warranties contained herein in determining to make the sale of the Warrants, and the Purchaser consents to such reliance.

          (j) The Purchaser has received and carefully reviewed financial information pertaining to the Company, has had a reasonable opportunity to ask questions of and receive answers from the Company and its directors, officers and employees concerning the Warrants and the business and affairs of the Company, and, all such questions have been answered to the full satisfaction of the Purchaser. No oral representations have been made or oral information furnished in connection with the sale of Warrants which were in any way relied upon by the Purchaser.

          (k) Company Excluded Information. The Purchaser acknowledges and agrees that the Company may possess material information not generally known by the public or by the Purchaser regarding the Company, its business, its condition (financial or otherwise) and its prospects (collectively, the "Company Excluded Information"), and the Purchaser agrees that the Company shall have no liability to the Purchaser to the extent the Purchaser incurs or otherwise suffers any liability, loss, expense, cost or damage arising out of or relating to the non-disclosure of the Company Excluded Information.

     SECTION 14. Legends. Certificates evidencing the Warrants issued pursuant to this Agreement and any Warrant Shares shall bear the following legend:

          "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law, and may not be transferred except pursuant to an effective registration under the Act and such state securities laws or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and applicable state securities laws and the rules and regulations promulgated thereunder.

          In addition, such securities are subject to the terms of that certain Warrant Agreement, dated as of March 11, 2002, by and between the Company and William L. Grewcock, including certain restrictions on transfer. A copy of such Agreement has been filed with the Secretary of the Company and is available upon request."

     SECTION 15. Applicable Law. This Agreement and each Warrant issued hereunder shall be governed by and constructed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws thereof.

     SECTION 16. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.

     SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 18. Captions. The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

     SECTION 19. Miscellaneous.

     (a) If any term or provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     (b) Except as otherwise provided herein, each party hereto shall pay its own expenses incurred with this Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                                 LEVEL 3 COMMUNICATIONS, INC.



                                                 By: /S/ Neil J. Eckstein
                                                  Name:  Neil J. Eckstein
                                                  Title:  Vice President

                                                 WILLIAM L. GREWCOCK
                                                 /S/ William L. Grewcock

                                                                       EXHIBIT A

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

IN ADDITION, SUCH SECURITIES ARE SUBJECT TO THE TERMS OF THAT CERTAIN WARRANT AGREEMENT, DATED AS OF MARCH 11, 2002, BY AND BETWEEN THE COMPANY AND WILLIAM L. GREWCOCK, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER. A COPY OF SUCH AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF THE COMPANY AND IS AVAILABLE UPON REQUEST.


VOID AFTER 5:00 P.M., New York City time, June 30, 2009

                              Warrants to Purchase

                           [Number of Warrant Shares]
                             Shares of Common Stock


                          LEVEL 3 COMMUNICATIONS, INC.
                         COMMON STOCK PURCHASE WARRANTS

     This certifies that, for value received, _________ or registered assigns (the "Holder"), is entitled to purchase from Level 3 Communications, Inc., a Delaware corporation, (the "Company"), at any time after 9:00 a.m., New York City time, on December 31, 2001 and prior to 5:00 p.m., New York City time, on June 30, 2009, at the purchase price of $8.00 per share (the "Warrant Price"), the number of shares of its Common Stock, par value $.01 per share (the "Common Stock"), shown above. The number of shares purchasable upon exercise of the Common Stock Purchase Warrants (the "Warrants") and the Warrant Price are subject to adjustment from time to time as set forth in the Warrant Agreement referred to below. Outstanding Warrants not exercised prior to 5 p.m., New York City time, on June 30, 2009 shall thereafter be void.

     Warrants may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed, which signature (if not the Purchaser) shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., and simultaneous payment of the Warrant Price at the principal office of the Company. Payment of such price shall be made in cash or by certified or official bank check or as otherwise provided in the Warrant Agreement referred to below. As provided in the Warrant Agreement referred to below, the Warrant Price and the number of kind of shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of March 11, 2002 between the Company and William L. Grewcock and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant Certificate by acceptance hereof consents. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

     Upon any partial exercise of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrants evidenced by this Warrant Certificate shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed either separately or in combination with one or more other Warrant Certificates for one or more new Warrant Certificates evidencing the right of the Holder thereof to purchase the aggregate number of shares as were purchasable on exercise of the Warrants evidenced by the Warrant Certificate or Certificates exchanged. No fractional shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement. This Warrant Certificate is transferable at the office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.

     The Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

     Neither the Warrants nor this Warrant Certificate entitles any Holder to any of the rights of a stockholder of the Company.

DATED:

                                                   LEVEL 3 COMMUNICATIONS, INC.

                                                   By:

                                                   Attest:

                                  PURCHASE FORM

                    (To be executed upon exercise of Warrant)

To LEVEL 3 COMMUNICATIONS, INC.:

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _______ shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $_____ or securities in the amount of $_________ pursuant to the non-cash exercise provisions set forth in the Warrant Agreement dated as of December 31, 2001 between the Company and Kiewit Construction Company.

     Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:

PLEASE INSERT SOCIAL SECURITY OR         NAME
OTHER IDENTIFYING NUMBEROF PURCHASER     (Please Print Name & Address)


                                         Address
                                         Signature
                                         NOTE:  The above signature should
                                                correspond exactly with the name
                                                on the face of this Warrant
                                                Certificate or with the name of
                                                the assignee appearing in the
                                                assignment form below.


And, if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the share purchasable thereunder less any fraction of a share paid in cash.

                                   ASSIGNMENT

  (To be executed only upon assignment of Warrant Certificate)

     For value received, _________ hereby sells, assigns and transfers unto _________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:
                              NOTE: The above signature should correspond exactly with the name on the face of this Warrant Certificate.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

                                                                      Exhibit B

                              REGISTRATION RIGHTS

     (a) At any time after December 31, 2003, and subject to the restrictions contained in this Agreement, upon a written request to register under the Securities Act of 1933, as amended, by the Purchaser, or by the Holders of (i) Warrants representing the right to purchase Warrant Shares and/or (ii) Warrant Shares, which in the aggregate comprise 50% or more of the Common Stock issuable upon exercise of the Warrants (the "Majority Holders"), the Company shall promptly prepare and file no later than 45 days following any such request at its sole expense, a registration statement with the Securities and Exchange Commission (the "Commission") to register the resale of the Warrant Shares to be received by any Holder, and any other shares of Common Stock held by the Purchaser (the "Registrable Securities"). However, in no event will the Company be required to file more than one such registration statement and the Company shall not be required to file a registration statement relating to the registration of the Warrants. The Company shall notify all other Holders of Registrable Securities of such registration, and shall allow such Holders a reasonable opportunity to participate in such registration. Subject to subsection (c) hereof, the Holders acknowledge that the Company may include in such registration statement shares of Common Stock to be sold for the account of other holders of Common Stock or the Company.

     (b) The obligations of the Company to use its best efforts to cause the Registrable Securities to be registered under the Securities Act are subject to the following limitations:

          (i) The Company shall be entitled to postpone for up to 120 days in any twelve-month period the filing of any registration statement otherwise required to be prepared and filed by it pursuant to subsection (a) if, at the time it receives a request for such registration, the Company determines, in its reasonable judgment, that such registration and sale would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries and promptly gives the Holders written notice of such determination. If the Company shall so postpone the filing of a registration statement, the requesting party or parties shall have the right to withdraw the request for registration by giving written notice to the Company within 30 calendar days after receipt of the notice of postponement (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the Holders are entitled pursuant to subsection (a)).

          (ii) A registration statement with respect to a registration requested pursuant to subsection (a) that has not become effective within 120 days following any such request shall not be counted for the purpose of determining the number of requests for registration to which the Holders are entitled pursuant to subsection (a) unless agreed to by the Purchaser and by the Majority Holders or more of the Registrable Securities outstanding. Notwithstanding the foregoing, in the event that such failure to become effective is the result of action or inaction on the part of the Purchaser or the Majority Holders, such registration statement shall be counted for purposes of determining the number of requests for registration under subsection (a).

          (iii) The Company shall pay the costs of one such registration statement filed pursuant to subsection (a), including without limitation all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including counsel's fees and expenses in connection therewith), printing expenses, messenger and delivery expenses, internal expenses of the Company (including all salary and expenses of its officers and employees performing legal or accounting services), listing fees and expenses, and fees and expenses of the Company's counsel, independent accountants and other persons retained or employed by the Company in connection with such registration statement (provided that the selling Holders shall pay all underwriters discounts, commissions and fees, the fees and expenses of counsel to the Holders and all other costs and expenses incurred by such Holders).

     (c) Priority in Requested Registrations. If a requested registration involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, pro rata among the holders thereof such holders requesting such registration on the basis of the number of such securities requested to be included by such holders and (ii) second, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof.

     (d) Upon any such registration statement becoming effective, the Company shall use its best efforts to keep such registration statement current for a period of six (6) months or such lesser period as the parties may agree (but in no event beyond the completion of the distribution or distributions being made pursuant thereto). The Company shall make such filings, and will use its best efforts to cause such filings to become effective, so that the securities being registered shall be registered or qualified for sale under the securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required to register as a broker or dealer in any jurisdiction where it is not presently so registered or to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process. The Company will furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and such other related documents as the selling Holders may reasonably request in order to effect the sale of the securities to be offered and sold by the selling Holders, but only while the Company is required to cause the registration statement to remain current.

     (e) To effect any such registration, and if requested by the Majority Holders, the Company and the selling Holders shall enter into with an investment banking firm, selected by the Majority Holders and reasonably satisfactory to the Company, an underwriting agreement containing customary representations and warranties and provisions relating to indemnification and contribution (including appropriate indemnification and contribution between the selling Holders as selling stockholders and the Company and other customary provisions).

     (f) Except as may otherwise be provided in any underwriting agreement entered into by the Company and the Holders, in the event of any registered offering of shares of Common Stock pursuant to this Agreement in which any of the Holder's shares of Common Stock are sold, and as the sole and exclusive remedy of the Holders:

          (i) The Company will indemnify and hold harmless, to the fullest extent permitted by law, the Holders and each person, if any, who controls each Holder within the meaning of the Securities Act, from and against any and all losses, damages, claims, liabilities, joint or several, costs and expenses (including any amounts paid in any settlement effected with the Company's consent) to which the Holders or any such controlling person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, damages, claims, liabilities (or actions or proceedings in respect thereof), costs or expenses arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in the registration statement or included prospectus, as amended or supplemented, or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, and the Company will reimburse the Holders and each such controlling person of the Holders promptly upon demand for any reasonable legal or any other expenses incurred by them in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable to any Holder in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or such controlling persons in writing specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any controlling person of the Investor, and shall survive the transfer of such securities by the Investor.

          (ii) Each Holder will indemnify and hold harmless, to the fullest extent permitted by law, the Company and each person, if any, who controls the Company from and against any and all losses, damages, claims, liabilities, joint or several, costs or expenses (including any amounts paid in any settlement with such Holder's consent) to which the Company or any such controlling person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, damages, claims, liabilities (or actions or proceedings in respect thereof), costs or expenses arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the registration statement or included prospectus, as amended or supplemented, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof and such Holder will reimburse the Company and each such controlling person of the Company promptly upon demand for any reasonable legal or any other expenses incurred by them in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with such loss, claim, damage, liability, action or proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any controlling person of the Company, and shall survive the transfer of such securities by the Holder. Each Holder, by allowing its shares of Common Stock or Warrant Shares to be included in the registration statement, agrees to the terms of this Exhibit B.

          (iii) Promptly after receipt by an indemnified party pursuant to the provisions of subsection (f)(i) or (ii) of this Exhibit B of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said subsection (f)(i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise hereunder, except to the extent of actual prejudice. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said subsection (f)(i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless
     (x) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (y) the indemnifying party shall not have employed counsel
     reasonably   satisfactory  to  the  indemnified   party  to  represent  the
     indemnified party within a reasonable time after the notice of the commencement of the action, or (z) the indemnifying party agrees in writing to bear such expenses. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (iv) If recovery is not available under the foregoing indemnification provisions, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances.

     (g) If, at any time after December 31, 2003, the Company shall determine to register any of its equity securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, a registration on Form S-4 or any successor or substitute form or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will (i) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Warrant Shares specified in a written request or requests, made by the Holders within twenty (20) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in paragraph (h) below. Such written request may specify all or a part of the Holders' Warrant Shares.

     (h) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to paragraph (g). In such event, the right of each of the Holders to registration pursuant to paragraph (g) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Warrant Shares in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the other stockholders distributing their securities through such underwriting (the "Other Stockholders")) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of paragraph (g) and this paragraph (h), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Warrant Shares to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities to be sold by the Company and securities held by persons who by contractual right initiated the demand for such registration ("Demanding Holders") shall not be subject to reduction. The securities of the Company held by Holders, and Other Stockholders of the Company (other than securities held by Demanding Holders) shall be reduced, on a pro rata basis (based on the number of shares proposed to be sold by such Holders and other stockholders), by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or Demanding Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Warrant Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.